UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

Edge Data Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 Lenox Road NE, 21st Floor, Atlanta, GA 30326

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-682-2428

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Subscription and Conversion of Convertible Note

On January 23, 2020, the Company entered into a Subscription and Conversion of Convertible Note (the “FNFC Subscription”) with FNFC Profit Sharing Plan & Trust (“FNFC”). Pursuant to the FNFC Subscription, FNFC agreed to purchase 206,986 Units at $0.25 per Unit, which Unit consists of one (1) share of the Company’s Common Stock and a three-year callable warrant to purchase two (2) shares of the Company Common Stock at $0.50 per share. The purchase price consists of cash in the amount of $25,000 for 100,000 Units and the conversion of the Company’s Convertible Promissory Note purchased by FNFC dated May 13, 2019 in the principal amount of $25,000 (the “FNFC Note”) together with accrued interest in the amount of $1,746.57 for 106,986 Units. Pursuant to the FNFC Subscription, FNFC will be issued 206,986 shares of Common Stock and a Warrant to purchase 413,972 additional shares of Common Stock at the exercise price of $0.50 per share. The Company and FNFC also entered into a Registration Rights Agreement.

On January 27, 2020, the Company entered into a Subscription and Conversion of Convertible Note (the “JMA Subscription”) with JMA Enterprises (“JMA”). Pursuant to the JMA Subscription, JMA agreed to purchase 420,876 Units at $0.25 per Unit, which Unit consists of one (1) share of the Company’s Common Stock and a three-year callable warrant to purchase two (2) shares of the Company Common Stock at $0.50 per share. The purchase price consists of cash in the amount of $25,000 for 100,000 Units and the conversion of the Company’s Convertible Promissory Note purchased by JMA dated May 10, 2019 in the principal amount of $75,000 (the “JMA Note”) together with accrued interest in the amount of $5,219.00 for 320,876 Units. Pursuant to the JMA Subscription, JMA will be issued 420,876 shares of Common Stock and a Warrant to purchase 841,752 additional shares of Common Stock at the exercise price of $0.50 per share. The Company and JMA also entered into a Registration Rights Agreement.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company has agreed that, within 90 days of the closing of its next offering of Shares in the aggregate of not less than $1,000,000 (a “Qualified Offering”), the Company shall use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission on one occasion, a registration statement and such other documents as may be necessary in the advice of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective in order to comply with the provisions of the Securities Act of 1933, as amended, so as to permit (i) the register resale of the Shares of this offering; (ii) restricted Common Shares of officers, directors, employees and independent contractors; (iii) the registered resale of the Warrants Shares and (ii) any securities issued or issuable with respect to any such shares by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event. In addition, and provided the Company has not conducted a Qualified Offering, the Company will file with the SEC “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act) reflecting its status as an entity that is no longer a Shell Company within one year

The Company is required to use its commercially reasonable efforts to keep the registration statement to be continuously effective under the Securities Act until all of the registrable securities covered by the registration statement have been publicly sold by the holders or are no longer registrable securities, as defined in the Registration Rights Agreement.

Warrant Agreement

Pursuant to the Warrant Agreement, the Warrant is exercisable for the purchase of two shares of the Company’s common stock at an exercise price of $0.50 per share for each share of Common Stock purchased pursuant to the Subscription Agreement. The Warrants are immediately exercisable and expire three years from their date of issuance. The Company has the right to call all or any portion of the Warrants following the date on which the last sale price of the Company’s Common Stock equals or exceeds $1.00 per share for ten (10) out of fifteen (15) consecutive trading days at a call price of $0.50 per share.

The information contained in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On January 27, 2020 (the “Closing Date”), Edge Data Systems, Inc. (the “Company) entered into a Subscription and Conversion of Convertible Note agreement (the “Subscription Agreement”) and Registration Rights Agreement with certain accredited investors (the “Investors”) pursuant to which the Company sold, and the Investors purchased, an aggregate of 627,862 shares of common stock (the “Shares”) and warrants (the “Warrants”) to purchase up to an additional 1,255,724 shares of common stock (the “Warrant Shares”), at an offering price of $0.25 per share, for a total consideration of $156,965.57, comprising $50,000 cash and conversion of promissory notes with the combined principal amount of $100,000 and accrued but unpaid interest of $6,965.57.

Pursuant to the Registration Rights Agreement, the Company has agreed that, within 90 days of the closing of its next offering of Shares in the aggregate of not less than $1,000,000 (a “Qualified Offering”), the Company shall use its commercially reasonable efforts to prepare and file with the Securities and Exchange Commission on one occasion, a registration statement and such other documents as may be necessary in the advice of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective in order to comply with the provisions of the Securities Act of 1933, as amended, so as to permit (i) the register resale of the Shares of this offering; (ii) restricted Common Shares of officers, directors, employees and independent contractors; (iii) the registered resale of the Warrants Shares and (ii) any securities issued or issuable with respect to any such shares by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event. In addition, and provided the Company has not conducted a Qualified Offering, the Company will file with the SEC “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act) reflecting its status as an entity that is no longer a Shell Company within one year.

Each Warrant is exercisable for the purchase of two shares of the Company’s common stock at an exercise price of $0.50 per share. The Warrants are immediately exercisable and expire three years from their date of issuance. The Company has the right to call all or any portion of the Warrants following the date on which the last sale price of the Company’s Common Stock equals or exceeds $1.00 per share for ten (10) out of fifteen (15) consecutive trading days at a call price of $0.50 per share.

The sale was made in a private placement transaction, pursuant to the exemption provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”), as a sale to “accredited investors”as defined in Rule 501(a) of the Regulation D. The issuances did not involve any public offering; no general solicitation or general advertising was used in connection with the offering.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Shares, Warrant Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

A copy of the form of Subscription Agreement and Conversion of Convertible Note, Registration Rights Agreement and the form of Warrant are attached hereto as exhibits. This summary description of documents herein does not purport to be complete and are qualified in their entirety by reference to the form of Subscription Agreement and Conversion of Convertible Note, Registration Rights Agreement, and form of Warrant, which are incorporated herein by reference.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edge Data Solutions, Inc.

Date:	February 5, 2020	By:	/s/ Delray Wannemacher
Delray Wannemacher, CEO